Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2) ☐

U.S. BANK  TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor
Wilmington, Delaware	19809
(Address of principal executive offices)	(Zip Code)

Ward A. Spooner
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-6175
(Name, address and telephone number of agent for service)

NEW PLAN EXCEL REALTY TRUST, INC.
(Exact name of Registrant as specified in its charter)

Maryland	33-0160389
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1120 Avenue of the Americas

New York, New York

10036

(Address of Principal Executive Offices)	(Zip Code)

Senior Securities

New Plan Excel Realty Trust, Inc.

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

	a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

	b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15		Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

	1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

	2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

	3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

	4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

	5.	Not applicable.

	6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

	7.	Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

	8.	Not applicable.

	9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 30th day of January, 2004.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/ Ward A. Spooner
Name: Ward A. Spooner
Title: Vice President

Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of 9/30/2003

($000’s)

9/30/2003
Assets
Cash and Due From Depository Institutions	$372,650
Fixed Assets	793
Intangible Assets	118,688
Other Assets	29,900
Total Assets	$522,031

Liabilities
Other Liabilities	$14,687
Total Liabilities	$14,687

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	412
Total Equity Capital	$507,344

Total Liabilities and Equity Capital	$522,031

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	/s/ Ward A. Spooner
Ward A. Spooner
Vice President

Date: January 30, 2004